Exhibit 99.B
EL PASO CORPORATION
Operating Statistics
Fourth Quarter 2007
Table of Contents

Page
Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Corporate and other
Earnings Before Interest Expense and Income Taxes	12

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended		12 Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Operating revenues	$1,262	$913	$4,648	$4,281

Operating expenses
Cost of products and services	75	37	245	238
Operation and maintenance	355	380	1,333	1,337
Gain on long-lived assets Depreciation, depletion and amortization	326	281	1,176	1,047
Taxes, other than income taxes	64	52	249	232

	820	750	3,003	2,854

Operating income	442	163	1,645	1,427

Earnings from unconsolidated affiliates	26	24	101	145
Loss on debt extinguishment	(4)	—	(291)	(26)
Other income, net	19	62	197	204

	41	86	7	323

Earnings before interest expense, income taxes, and other charges	483	249	1,652	1,750

Interest and debt expense	(252)	(287)	(994)	(1,228)

Income (loss) before income taxes	231	(38)	658	522

Income taxes	71	(23)	222	(9)

Income (loss) from continuing operations	160	(15)	436	531

Discontinued operations, net of income taxes	—	(151)	674	(56)

Net income (loss)	160	(166)	1,110	475

Preferred stock dividends	9	9	37	37

Net income (loss) available to common stockholders	$151	$(175)	$1,073	$438

Earnings (losses) per common share
Basic
Income (loss) from continuing operations	$0.22	$(0.03)	$0.57	$0.73
Discontinued operations, net of income taxes	—	(0.22)	0.97	(0.08)

Net income (loss) per common share	$0.22	$(0.25)	$1.54	$0.65

Diluted
Income (loss) from continuing operations	$0.21	$(0.03)	$0.57	$0.72
Discontinued operations, net of income taxes	—	(0.22)	0.96	(0.08)

Net income (loss) per common share	$0.21	$(0.25)	$1.53	$0.64

Weighted average common shares outstanding
Basic	697	693	696	678

Diluted	759	693	699	739

Dividends declared per common share	$0.04	$0.04	$0.16	$0.16

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2007				2006				Year-to-Date

(In millions, except per common share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Operating revenues	$1,022	$1,198	$1,166	$1,262	$1,337	$1,089	$942	$913	$4,648	$4,281	$3,359
Operating expenses
Cost of products and services	55	60	55	75	62	70	69	37	245	238	245
Operation and maintenance	301	329	348	355	285	338	334	380	1,333	1,337	1,935
Depreciation, depletion and amortization	271	286	293	326	250	256	260	281	1,176	1,047	1,006
Taxes, other than income taxes	60	72	53	64	57	62	61	52	249	232	234

Total operating expenses	687	747	749	820	654	726	724	750	3,003	2,854	3,420

Operating income (loss)	335	451	417	442	683	363	218	163	1,645	1,427	(61)

Earnings from unconsolidated affiliates	37	44	(6)	26	29	37	55	24	101	145	281
Loss on debt extinguishment	(201)	(86)	—	(4)	(6)	(3)	(17)	—	(291)	(26)	(29)
Other income, net	45	61	72	19	50	41	51	62	197	204	267

Earnings before interest expense, income taxes and other charges	216	470	483	483	756	438	307	249	1,652	1,750	458

Interest and debt expense	(283)	(231)	(228)	(252)	(331)	(316)	(294)	(287)	(994)	(1,228)	(1,295)

Income (loss) before income taxes	(67)	239	255	231	425	122	13	(38)	658	522	(837)
Income taxes	(19)	70	100	71	124	(12)	(98)	(23)	222	(9)	(331)

Income (loss) from continuing operations	(48)	169	155	160	301	134	111	(15)	436	531	(506)

Discontinued operations, net of income taxes	677	(3)	—	—	55	16	24	(151)	674	(56)	(96)
Cumulative effect of accounting changes, net of income taxes(1)	—	—	—	—	—	—	—	—	—	—	(4)

Consolidated net income (loss)	629	166	155	160	356	150	135	(166)	1,110	475	(606)

Preferred stock dividends	9	10	9	9	10	9	9	9	37	37	27

Net income (loss) available to common stockholders	$620	$156	$146	$151	$346	$141	$126	$(175)	$1,073	$438	$(633)

Basic earnings (losses) per common share	$0.89	$0.23	$0.21	$0.22	$0.53	$0.21	$0.18	$(0.25)	$1.54	$0.65	$(0.98)
Diluted earnings (losses) per common share	$0.89	$0.22	$0.20	$0.21	$0.49	$0.21	$0.18	$(0.25)	$1.53	$0.64	$(0.98)
Basic average common shares outstanding	694	696	696	697	656	671	693	693	696	678	646
Diluted average common shares outstanding	694	757	759	759	724	732	697	693	699	739	646

(1)	$4 million in 2005 resulting from the adoption of FIN No. 47, Accounting for Conditional Asset Retirement Obligations.

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2007				2006				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Operating revenues
Pipelines	$644	$614	$586	$650	$643	$580	$582	$597	$2,494	$2,402	$2,171
Exploration and Production	505	575	575	645	466	462	456	470	2,300	1,854	1,787
Marketing	(135)	(16)	(9)	(59)	205	18	(105)	(176)	(219)	(58)	(796)
Power	—	—	—	—	1	2	3	—	—	6	82
Field Services (1)	—	—	—	—	—	—	—	—	—	—	123
Corporate and other, including eliminations (2)	8	25	14	26	22	27	6	22	73	77	(8)

Consolidated total	$1,022	$1,198	$1,166	$1,262	$1,337	$1,089	$942	$913	$4,648	$4,281	$3,359

Depreciation, depletion and amortization
Pipelines	$94	$91	$94	$94	$93	$93	$92	$92	$373	$370	$343
Exploration and Production	170	189	194	227	146	156	163	180	780	645	612
Marketing	1	1	—	1	1	1	1	1	3	4	4
Power	—	—	1	—	—	1	—	1	1	2	2
Field Services (1)	—	—	—	—	—	—	—	—	—	—	3
Corporate and other (2)	6	5	4	4	10	5	4	7	19	26	42

Consolidated total	$271	$286	$293	$326	$250	$256	$260	$281	$1,176	$1,047	$1,006

Operating income (loss)
Pipelines	$324	$276	$234	$277	$321	$251	$221	$270	$1,111	$1,063	$779
Exploration and Production	177	229	228	252	191	161	138	135	886	625	671
Marketing	(136)	(20)	(13)	(65)	200	8	(113)	(186)	(234)	(91)	(855)
Power	(5)	(9)	(9)	(3)	(15)	(17)	(14)	(15)	(26)	(61)	(63)
Field Services (1)	—	—	—	—	—	—	—	—	—	—	(16)
Corporate and other (2)	(25)	(25)	(23)	(19)	(14)	(40)	(14)	(41)	(92)	(109)	(577)

Consolidated total	$335	$451	$417	$442	$683	$363	$218	$163	$1,645	$1,427	$(61)

Earnings (losses) before interest expense and income taxes (EBIT)
Pipelines	$364	$318	$275	$308	$346	$286	$253	$302	$1,265	$1,187	$924
Exploration and Production	179	235	232	263	199	163	141	137	909	640	696
Marketing	(135)	5	(8)	(64)	208	13	(108)	(184)	(202)	(71)	(837)
Power	18	16	(67)	(4)	3	10	38	31	(37)	82	(89)
Field Services (1)	—	—	—	—	—	—	—	—	—	—	285
Corporate and other (2)	(210)	(104)	51	(20)	—	(34)	(17)	(37)	(283)	(88)	(521)

Consolidated total	$216	$470	$483	$483	$756	$438	$307	$249	$1,652	$1,750	$458

(1)	By the end of 2005, we sold or transferred to other segment substantially all of our Field Services assets; therefore, Field Services is not reported as a segment starting 2006.

(2)	Includes our corporate businesses, telecommunications business and residual assets and liabilities of previously sold or discontinued businesses. Refer to page 12 for details.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007				2006				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Operating revenues	$644	$614	$586	$650	$643	$580	$582	$597	$2,494	$2,402	$2,171

Operating expenses
Operation and maintenance	192	207	222	246	194	201	233	205	867	833	914
Depreciation, depletion and amortization	94	91	94	94	93	93	92	92	373	370	343
Taxes, other than income taxes	34	40	36	33	35	35	36	30	143	136	135

Total operating expenses	320	338	352	373	322	329	361	327	1,383	1,339	1,392

Operating income	324	276	234	277	321	251	221	270	1,111	1,063	779

Equity earnings and other income, net	40	42	41	31	25	35	32	32	154	124	145

Earnings before interest expense and income taxes (EBIT)	$364	$318	$275	$308	$346	$286	$253	$302	$1,265	$1,187	$924

Discontinued Operations — ANR (1)
Operating revenues	$101	$—	$—	$—	$194	$125	$120	$142	$101	$581	$612
Operating expenses and other income	(957)	5	—	—	62	76	68	65	(952)	271	310

EBIT	$1,058	$(5)	$—	$—	$132	$49	$52	$77	$1,053	$310	$302

(1)	In December 2006, we agreed to sell our ANR pipeline Company, our Michigan storage assets and our 50-percent interest in Great Lakes Gas Transmission to TransCanada Corporation and its affiliates. We closed the transaction in February 2007 and recorded a gain of $1,007 million. In the second quarter of 2007, we reduced the gain by $5 million.

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2007				2006				Year-to-Date

	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Tennessee Gas Pipeline	5,084	4,447	4,770	5,224	4,936	4,508	4,500	4,201	4,880	4,534	4,443
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50	50	50	50
El Paso Natural Gas (1)	4,226	4,088	4,262	4,286	4,094	4,093	4,484	4,343	4,216	4,255	4,214
Colorado Interstate Gas (2)	4,762	4,779	4,957	5,124	3,807	4,142	4,579	4,665	4,906	4,301	3,734
Southern Natural Gas	2,339	2,120	2,537	2,381	2,151	2,064	2,307	2,146	2,345	2,167	1,984

Total	16,461	15,484	16,576	17,065	15,038	14,857	15,920	15,405	16,397	15,307	14,425

Equity Investments (Ownership Percentage)
Citrus (50%)	887	979	1,224	1,020	892	1,103	1,148	892	1,028	1,009	958
Samalayuca & Gloria a Dios (50%)	217	223	237	237	215	223	227	220	231	221	212
San Fernando (50%)	475	475	475	475	475	475	475	475	475	475	475

Total	1,579	1,677	1,936	1,732	1,582	1,801	1,850	1,587	1,734	1,705	1,645

Total throughput	18,040	17,161	18,512	18,797	16,620	16,658	17,770	16,992	18,131	17,012	16,070

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007				2006				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Operating revenues
Natural gas	$408	$459	$431	$466	$366	$326	$357	$357	1,764	1,406	1,420
Oil, condensate and natural gas liquids (NGL)	88	111	129	166	90	118	119	103	494	430	371
Other (1)	9	5	15	13	10	18	(20)	10	42	18	(4)

Total operating revenues	505	575	575	645	466	462	456	470	2,300	1,854	1,787

Operating expenses
Depreciation, depletion and amortization	170	189	194	227	146	156	163	180	780	645	612
Production costs	86	84	79	95	64	79	92	96	344	331	261
Cost of products and services	24	19	25	24	22	22	23	20	92	87	47
General and administrative expenses	46	49	46	44	42	41	38	35	185	156	185
Other	2	5	3	3	1	3	2	4	13	10	11

Total operating expenses	328	346	347	393	275	301	318	335	1,414	1,229	1,116

Operating income	177	229	228	252	191	161	138	135	886	625	671
Equity earnings and other income, net	2	6	4	11	8	2	3	2	23	15	25

Earnings before interest expense and income taxes (EBIT)	179	235	232	263	199	163	141	137	909	640	696

(1)	Includes mark-to-market earnings / (losses) on derivatives not designated as accounting hedges.

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2007				2006				Year-to-Date

	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Natural Gas Sales Volumes (MMcf/d)
Onshore	321	324	322	359	297	303	308	312	332	305	268
Texas Gulf Coast	162	171	170	209	164	155	152	150	178	155	174
Gulf of Mexico and South Louisiana	134	150	156	129	91	112	138	154	142	124	124
International	13	12	12	11	26	19	19	14	12	20	43

Total Natural Gas Sales Volumes	630	657	660	708	578	589	617	630	664	604	609

Oil, Condensate and NGL Sales Volumes (MBbls/d)
Onshore	7	7	6	8	6	7	7	7	7	7	5
Texas Gulf Coast	4	5	6	7	5	5	5	5	6	5	6
Gulf of Mexico and South Louisiana	8	8	8	8	7	9	8	9	8	8	9
International	1	1	1	—	1	1	1	1	—	1	2

Total Oil, Condensate and NGL Sales Volumes	20	21	21	23	19	22	21	22	21	21	22

Equivalent Sales Volumes (MMcfe/d)
Onshore	363	368	362	405	334	345	349	354	374	345	300
Texas Gulf Coast	189	202	205	254	195	187	183	182	213	187	211
Gulf of Mexico and South Louisiana	182	202	206	175	133	165	189	209	191	174	179
International	16	14	14	13	32	22	23	17	14	24	53

Total Equivalent Sales Volumes	750	786	787	847	694	719	744	762	792	730	743

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	54	53	45	60	50	49	48	52	53	50	18
Oil, Condensate and NGL (MBbls/d)	3	3	3	3	3	3	3	3	3	3	1
Total Equivalent Sales Volumes (MMcfe/d)	70	71	61	77	71	66	66	68	70	68	24

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.19	$7.67	$7.12	$7.16	$7.03	$6.08	$6.30	$6.15	$7.28	$6.38	$6.39
Natural gas excluding hedges ($/Mcf)	$6.46	$7.17	$5.92	$6.57	$7.77	$6.34	$6.31	$6.21	$6.53	$6.64	$7.53
Oil, condensate and NGL including hedges ($/Bbl)	$49.32	$56.87	$66.26	$77.47	$51.25	$60.64	$60.81	$50.58	$63.11	$55.90	$45.60
Oil, condensate and NGL excluding hedges ($/Bbl)	$50.07	$57.50	$66.82	$77.93	$52.60	$60.64	$60.81	$50.58	$63.71	$56.21	$46.43

Transportation costs
Natural gas ($/Mcf)	$0.31	$0.24	$0.29	$0.24	$0.24	$0.22	$0.23	$0.24	$0.27	$0.23	$0.18
Oil, condensate and NGL ($/Bbl)	$0.76	$0.68	$0.84	$0.96	$1.25	$0.80	$0.71	$0.58	$0.81	$0.82	$0.63

Cash operating costs ($/Mcfe)
Average lease operating costs	$0.95	$0.85	$0.83	$0.89	$0.73	$0.87	$1.03	$1.12	$0.88	$0.95	$0.72
Average production taxes	0.32	0.33	0.26	0.33	0.29	0.33	0.32	0.24	$0.31	$0.29	$0.24

Total production costs	1.27	1.18	1.09	1.22	1.02	1.20	1.35	1.36	$1.19	$1.24	$0.96
Average general and administrative expenses	0.69	0.68	0.64	0.57	0.67	0.62	0.57	0.50	$0.64	$0.59	$0.68
Average taxes, other than production and income taxes	0.03	0.06	0.04	0.04	0.02	0.04	0.03	0.05	$0.05	$0.03	$0.03

Total cash operating costs	$1.99	$1.92	$1.77	$1.83	$1.71	$1.86	$1.95	$1.91	$1.88	$1.86	$1.67

Depreciation, depletion and amortization ($/Mcfe)	$2.53	$2.64	$2.69	$2.91	$2.34	$2.39	$2.37	$2.58	$2.70	$2.42	$2.26

MARKETING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007				2006				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Operating revenues	$(135)	$(16)	$(9)	$(59)	$205	$18	$(105)	$(176)	$(219)	$(58)	$(796)

Operating expenses
Operation and maintenance	—	3	4	4	3	9	6	10	11	28	54
Depreciation, depletion and amortization	1	1	—	1	1	1	1	1	3	4	4
Taxes, other than income taxes	—	—	—	1	1	—	1	(1)	1	1	1

Total operating expenses	1	4	4	6	5	10	8	10	15	33	59

Operating income (loss)	(136)	(20)	(13)	(65)	200	8	(113)	(186)	(234)	(91)	(855)

Other income, net	1	25	5	1	8	5	5	2	32	20	18

Earnings before interest expense and income taxes (EBIT)	$(135)	$5	$(8)	$(64)	$208	$13	$(108)	$(184)	$(202)	$(71)	$(837)

MARKETING
OPERATING DATA

	2007				2006				Year-to-Date

($ in millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Price Risk Management Statistics
Forward Trading Book	$(917)	$(894)	$(865)	$(875)	$(540)	$(523)	$(609)	$(433)	$(875)	$(433)	$(753)

Average VAR (1)	$5	$2	$2	$1	$11	$9	$6	$4	$2	$7	$19

Physical Gas Delivery (BBtu/d)	1,098	1,176	1,209	1,071	1,230	1,194	1,252	1,217	1,139	1,223	1,469
Physical Power Sales (MMWh)	1,312	1,315	1,261	1,297	10,392	7,991	3,500	1,957	5,185	23,840	58,832
Financial Settlements (BBtue/d)	1,812	2,560	2,137	2,002	5,759	5,517	5,313	5,173	2,128	$5,439	7,295

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 12/31/07		1
Average VAR-95% Confidence Level during 2007		2
High VAR-95% Confidence Level during 2007		6
Low VAR-95% Confidence Level during 2007		1

		December 31, 2007

			Return
Risk Management Assets and Liabilities		Forward	of Cash	Total Cash
Mark to Market Value and Cash Liquidation		Trading Book	Collateral (2)	Expectations

2008		$(205)	$-	$(205)
2009		(189)	25	(164)
2010		(129)	-	(129)
2011		(110)	-	(110)
2012		(100)	-	(100)
Remainder		(142)	-	(142)

Total		$(875)	$25	$(850)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production related option contracts.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007				2006				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Gross margin and other revenue	$(1)	$(2)	$(2)	$(2)	$—	$—	$—	$(1)	$(7)	$(1)	$63

Operating expenses
Operation and maintenance	4	7	5	1	14	16	14	13	17	57	122
Depreciation, depletion and amortization	—	—	1	—	—	1	—	1	1	2	2
Taxes, other than income taxes	—	—	1	—	1	—	—	—	1	1	2

Total operating expenses	4	7	7	1	15	17	14	14	19	60	126

Operating loss	(5)	(9)	(9)	(3)	(15)	(17)	(14)	(15)	(26)	(61)	(63)

Equity earnings and other income, net	23	25	(58)	(1)	18	27	52	46	(11)	143	(26)

Earnings before interest expense and income taxes (EBIT)	$18	$16	$(67)	$(4)	$3	$10	$38	$31	$(37)	$82	$(89)

EBIT by Area:
Domestic Power	$—	$—	$—	$—	$(6)	$(3)	$11	$8	$—	$10	$(114)
International Power	21	22	(62)	(4)	10	16	20	5	(23)	51	44
Power G&A and Other	(3)	(6)	(5)	—	(1)	(3)	7	18	(14)	21	(19)

Total Power	$18	$16	$(67)	$(4)	$3	$10	$38	$31	$(37)	$82	$(89)

Discontinued operations
EBIT	$—	$—	$—	$—	$(15)	$4	$(3)	$(4)	$—	$(18)	$(506)

CORPORATE AND OTHER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007				2006				Year-to-Date

(In millions)	First	Second	Third	Fourth	First	Second	Third	Fourth	2007	2006	2005

Gross margin and other revenue	$9	$12	$9	$11	$9	$8	$(2)	$8	$41	$23	$53

Operating expenses Operation and maintenance	26	28	34	25	12	41	7	39	113	99	567
Depreciation, depletion and amortization	6	5	4	4	10	5	4	7	19	26	42
Taxes, other than income taxes	2	4	(6)	1	1	2	1	3	1	7	21

Total operating expenses	34	37	32	30	23	48	12	49	133	132	630

Operating loss	(25)	(25)	(23)	(19)	(14)	(40)	(14)	(41)	(92)	(109)	(577)

Loss on debt extinguishment	(201)	(86)	—	(4)	(6)	(3)	(17)	—	(291)	(26)	(29)
Equity earnings and other income, net	16	7	74	3	20	9	14	4	100	47	85

Earnings before interest expense and income taxes (EBIT)	$(210)	$(104)	$51	$(20)	$—	$(34)	$(17)	$(37)	$(283)	$(88)	$(521)

EBIT by Business Unit:
Telecom	$4	$1	$—	$—	$2	$1	$(1)	$3	$5	$5	$8
Corporate	(214)	(105)	51	(20)	(2)	(35)	(16)	(40)	(288)	(93)	(529)

Total EBIT	$(210)	$(104)	$51	$(20)	$—	$(34)	$(17)	$(37)	$(283)	$(88)	$(521)

(1)	Includes our corporate businesses, telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.